UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 25, 2016

Virtus Investment Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10994	95-4191764
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Pearl St., 9th Floor, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On May 25, 2016, shareholders of Virtus Investment Partners, Inc. (the “Company”) approved an amendment to the Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan at the Company’s annual meeting of shareholders. The Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan, as amended, among other things, increases the number of shares authorized for issuance by 600,000 shares and refines the description of our “Performance Goals.”

The Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan is filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2016, the Company held its annual meeting of shareholders (the “Meeting”) in Hartford, Connecticut. Each of the proposals voted on at the Meeting were approved by the Company’s shareholders. The final results for the votes regarding each proposal are set forth below.

Item 1. Election of Directors. The holders of record of the Company’s common stock elected three Class II directors as follows:

Director	For	Against	Withheld	Broker Non-Votes

James R. Baio	5,764,323	0	1,235,989	634,584
Susan S. Fleming	6,816,237	0	184,075	634,584
Russel C. Robertson	6,519,066	0	481,246	634,584

Item 2. Approval of an Amendment to the Company’s Amended and Restated Omnibus Incentive and Equity Plan. The amendment to the Company’s Amended and Restated Omnibus Incentive and Equity Plan to increase the number of shares available for issuance by 600,000 shares and to refine the description of our “Performance Goals” was approved by the Company’s shareholders with 6,599,249 votes “For”; 390,944 votes “Against”; 10,119 votes “Abstained”; and 634,584 “Broker Non-Votes.”

Item 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the Company’s shareholders with 7,607,300 votes “For”; 24,806 votes “Against”; 2,790 votes “Abstained”; and 0 “Broker Non-Votes.”

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: May 26, 2016	By:	/s/ Mark S. Flynn
		Name:	Mark S. Flynn
		Title:	Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit
Number        Exhibit Description
*10.1        Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan

*Management contract, compensatory plan or arrangement.